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                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
QLogic Corporation



     We consent to the use of our reports dated May 17, 1996 incorporated herein by reference.



                                            KPMG Peat Marwick LLP



Orange County, California
September 26, 1966







                                  EXHIBIT 24.1